Exhibit 99.1
EXECUTION VERSION

TENDER AND SUPPORT AGREEMENT
This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of August 27, 2017, is by and among Harland Clarke Holdings Corp., a Delaware corporation (“Parent”), Mercury Merger Sub, Inc., a Delaware corporation (“Purchaser”) and a direct or indirect wholly owned subsidiary of Parent, and each of the persons set forth on Schedule A hereto (each, a “Stockholder”).
WHEREAS, as of the date hereof, each Stockholder (i) is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.00005 per share (“Common Stock”), of the Company (as defined below) set forth opposite such Stockholder’s name on Schedule A (all such shares set forth on Schedule A, together with any shares of Company Common Stock that are hereafter issued to, or otherwise acquired or owned directly or indirectly by, any Stockholder prior to the termination of this Agreement being referred to herein as the “Subject Shares”) and (ii) directly or indirectly owns the Company Stock Awards (expressed as the number of shares of Company Common Stock underlying the Company Stock Awards) set forth opposite such Stockholder’s name on Schedule A;
WHEREAS, concurrently with the execution hereof, Parent, Purchaser and Maxpoint Interactive, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof and as it may be amended from time to time (the “Merger Agreement”), which provides, among other things, for Purchaser to commence a cash tender offer to purchase all the outstanding shares of Company Common Stock (the “Offer”) and, following the completion of the Offer, the merger of Purchaser with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement); and
WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Purchaser have required that each Stockholder, and as an inducement and in consideration therefor, each Stockholder (in such Stockholder’s capacity as a holder of the Subject Shares and, if applicable, the Company Stock Awards), severally and not jointly, has agreed to, enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
ARTICLE I
AGREEMENT TO TENDER AND VOTE
1.1    Agreement to Tender. Subject to the terms of this Agreement, each Stockholder agrees to validly tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (other than Permitted Encumbrances). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten (10) Business Days after, the commencement (within the meaning of Rule 14d-2 promulgated under the Exchange Act) of the Offer (or, if later, the date of delivery of the letter of transmittal with respect to the Offer), each Stockholder shall deliver pursuant to the terms of the Offer all of the Subject Shares owned by the Stockholder as of the date of such tender (the “Tender Date”) and shall (i) deliver pursuant to the terms of the Offer (A) a letter of transmittal with respect to such Stockholder’s Subject Shares complying with the terms of the Offer, (B) a Certificate (or affidavits of loss in lieu thereof) representing such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a Book-Entry Share, and (C) all other documents or instruments required to be delivered by stockholders of the Company pursuant to the terms of the Offer or (ii) instruct such Stockholder’s broker or such other person that is the holder of record of any Subject Shares beneficially owned by such Stockholder to tender such Subject Shares pursuant to and in accordance with clause (i) of this Section 1.1 and the terms of the Offer. If any Stockholder acquires any Subject Shares after the Tender Date, such Stockholder shall tender into the Offer such Subject Shares prior to the earlier of (x) five (5) Business Days following the date that the Stockholder shall acquire such Subject Shares and (y) the Expiration Date. Each Stockholder agrees that, once any of such Stockholder’s Subject Shares are tendered, such Stockholder will not withdraw any of such Subject Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2. For clarity, no Stockholder will be required, for purposes of this Agreement, to exercise any unexercised Company Stock Awards held by such Stockholder. Notwithstanding anything herein to the contrary, if the Offer is terminated or withdrawn by Purchaser, or the Merger Agreement is terminated prior to the purchase of the Subject Shares in the Offer, Parent and Purchaser shall promptly return, and shall cause any depository acting on behalf of Parent and Purchaser to return, all the Subject Shares tendered by Stockholder in the Offer to Stockholder.
1.2    Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby agrees that, during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, including at any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company or in any other circumstances upon which a vote, consent or other approval of all or some of the stockholders of the Company (in their capacities as stockholders) is sought, such Stockholder shall, in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to vote thereon: (1) cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and (2) be present (in person or by proxy) at any such meeting and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of such Stockholder’s Subject Shares to the extent that any of the Subject Shares are entitled to vote at such meeting or in such written consent (i) in favor of (A) approval and adoption of the Merger Agreement and the transactions contemplated thereunder or any other transaction pursuant to which Parent proposes to acquire the Company (including the Offer and Merger) in which the stockholders of the Company would receive aggregate cash consideration per share of Company Common Stock equal to or greater than the cash consideration to be received by such stockholders in the Offer and the Merger and (B) approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Merger Agreement or such other transaction on the date on which such meeting is held, (ii) against (A) any action or agreement which is intended or would reasonably be expected to impede, delay, postpone, interfere with, nullify or prevent the Offer, the Merger, or other Transactions contemplated by the Merger Agreement, (B) any Acquisition Proposal and any action in furtherance of any Acquisition Proposal, (C) any amendment to the Certificate of Incorporation or the Bylaws or equivalent organizational documents of the Company, (D) any material change to the capitalization of the Company, (E) any change in the Company Board or (F) any action, proposal, transaction or agreement that would reasonably be expected to result in the occurrence of any condition set forth in Annex A to the Merger Agreement or result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of the Company stockholders. Until such Subject Shares are accepted for purchase in the Offer, each Stockholder shall retain at all times the right to vote the Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent and Purchaser as to such Stockholder, severally but not jointly, that:
2.1    Organization; Authorization; Binding Agreement. If such Stockholder is a corporation, partnership, limited partnership, limited liability company or other entity, (a) such Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted (to the extent such concepts are recognized in such jurisdiction) and the consummation of the transactions contemplated hereby are within such Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Stockholder and (b) such Stockholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If such Stockholder is an individual, he or she has full legal capacity, right and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by such Stockholder, and constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally and (ii) general principles of equity governing the availability of equitable remedies (collectively, the “Bankruptcy, Equity and Indemnity Exception”).
2.2    Non-Contravention. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not (i) violate any Law applicable to such Stockholder or such Stockholder’s Subject Shares and, if applicable, Company Stock Awards, (ii) except as may be required by applicable U.S. Federal securities Laws, require any consent, approval, order, authorization, permit or other action by, or filing with or notice to, any person (including any Governmental Authority) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on any of the Subject Shares and, if applicable, Company Stock Awards pursuant to, any Contract, agreement, trust, commitment, order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on such Stockholder or any applicable Law, (iii) render any Takeover Law applicable to the Merger, the Offer or any other transaction involving Parent, Purchaser or any affiliate thereof, or (iv) if such Stockholder is a corporation, partnership, limited partnership, limited liability company or other entity, violate any provision of such Stockholder’s organizational documents, in case of each of clauses (i), (ii) and (iv), except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair the ability of such Stockholder to perform its obligations under this Agreement or to consummate the transactions contemplated hereby in a timely manner.
2.3    Ownership of Subject Shares; Total Shares. Such Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such Stockholder’s Subject Shares and, if applicable, Company Stock Awards, and has good and marketable title to such Subject Shares and, if applicable, Company Stock Awards, free and clear of any liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares and, if applicable, Company Stock Awards (collectively, “Encumbrances”), except (i) as provided hereunder, (ii) pursuant to any applicable restrictions on transfer under the Securities Act or any state securities Law, (iii) community property interests under applicable Law, or (iv) with respect to Company Stock Awards, the terms and conditions of the Company Stock Plans and forms of award agreements thereunder (collectively, “Permitted Encumbrances”). The Subject Shares and Company Stock Awards listed on Schedule A opposite such Stockholder’s name constitute all of the shares of Company Common Stock and Company Securities owned (both beneficially and of record) by such Stockholder as of the date hereof. Except pursuant to the Merger Agreement, no person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares or, if applicable, Company Stock Awards.
2.4    Voting and Disposition Power. Such Stockholder has full and sole voting power with respect to all such Stockholder’s Subject Shares, and full and sole power of disposition, full and sole power to issue instructions with respect to the matters set forth herein and full and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares. None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares.
2.5    Reliance. Such Stockholder has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and that it has had the full right and opportunity to consult with its attorney, that to the extent, if any, that it desired, it availed itself of this right and opportunity, that it or its authorized officers (as the case may be) have carefully read and fully understand this Agreement and the Merger Agreement in its entirety and have had it fully explained to them by its counsel, that it is fully aware of the contents thereof and its meaning, intent and legal effect, and that it or its authorized officer (as the case may be) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. Such Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.
2.6    Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Action pending against, or, to the knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares and, if applicable, Company Stock Awards) that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER
Each of Parent and Purchaser represent and warrant to each of the Stockholders, jointly and severally, that:
3.1    Organization; Authorization. Each of Parent and Purchaser is duly organized or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction). The consummation of the transactions contemplated hereby are within each of Parent’s and Purchaser’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent and Purchaser. Each of Parent and Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby.
3.2    Binding Agreement. Each of Parent and Purchaser has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation of Parent and Purchaser, enforceable against Parent and Purchaser in accordance with its terms (subject to the Bankruptcy, Equity and Indemnity Exception).
ARTICLE IV
ADDITIONAL COVENANTS OF THE STOCKHOLDERS
Each Stockholder hereby covenants and agrees, severally but not jointly, that until the termination of this Agreement:
4.1    No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, from and after the date hereof and until this Agreement is terminated in accordance with Section 5.2, such Stockholder shall not, directly or indirectly, (i) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any or all of such Stockholder’s Subject Shares or, if applicable, Company Stock Awards, (ii) transfer, sell, assign, gift, hedge, mortgage, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Subject Shares or, if applicable, Company Stock Awards, or any right or interest therein (or consent to any of the foregoing), (iii) enter into any Contract with respect to any Transfer of such Stockholder’s Subject Shares or, if applicable, Company Stock Awards or any interest therein, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any of such Stockholder’s Subject Shares, (v) deposit or permit the deposit of any of such Stockholder’s Subject Shares, into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares, or (vi) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder in any material respect or the transactions contemplated hereby or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any of the Subject Shares or, if applicable, Company Stock Awards shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares or, if applicable, Company Stock Awards subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Notwithstanding the foregoing, such Stockholder may make Transfers of Subject Shares or, if applicable and permitted pursuant to their terms, Company Stock Awards (a) to any “Permitted Transferee” (as defined below), in which case the Subject Shares or, if applicable, Company Stock Awards shall continue to be bound by this Agreement and provided that any such Permitted Transferee agrees in writing to be bound by the terms and conditions of this Agreement prior to the consummation of any such Transfer, or (b) as Parent may otherwise agree in writing in its sole discretion. A “Permitted Transferee” means, with respect to any Stockholder, (i) a spouse or lineal descendant or antecedent or other immediate family member, (ii) any trust, the beneficiaries of which include only the persons named in clause (i) of this definition, (iii) any corporation, limited liability company, or partnership, the stockholders, members, and general or limited partners of which include only the persons named in clause (i) of this definition, or (iv) if Stockholder is a corporation, partnership, limited partnership, limited liability company or other entity, any “subsidiary” thereof (as such term is defined in the Merger Agreement).
4.2    No Exercise of Appraisal Rights; Actions. Such Stockholder hereby irrevocably and unconditionally (i) waives and agrees not to exercise, assert or perfect, or attempt to exercise, assert or perfect any appraisal rights or dissenters’ rights in respect of such Stockholder’s Subject Shares that may arise with respect to the Merger and/or the transactions contemplated by the Merger Agreement (including, without limitation, under Section 262 of the DGCL) and (ii) agrees not to commence or participate in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, (x) against Parent, Purchaser, the Company or any of their respective Representatives or successors relating to the negotiation, execution, or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim alleging a breach of any fiduciary duty of any person in connection with the Merger Agreement, the Merger or the other transactions contemplated thereby, or (y) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement. For clarity, nothing in this Section 4.2 shall limit the rights of Stockholder or its Representatives to indemnification, exculpation or advancement of expenses under the Certificate of Incorporation or Bylaws (or comparable organizational documents) of the Company or any Company Subsidiary or Section 7.4 (Directors’ and Officers’ Indemnification and Insurance) of the Merger Agreement.
4.3    Documentation and Information. Except as required by applicable Law (including without limitation the filing of a Schedule 13D or Schedule 13G or amendment thereto, as applicable, with the SEC which may include this Agreement as an exhibit thereto), such Stockholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent. Such Stockholder consents to and hereby authorizes Parent, Purchaser and/or their respective affiliates to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent, Purchaser and/or their respective affiliates reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares and, if applicable, Company Stock Awards, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent, Purchaser and/or their respective affiliates may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority. Such Stockholder agrees to promptly give each of Parent, Purchaser and/or their respective affiliates any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify such parties of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect.
4.4    No Solicitation. Subject to Section 5.15, each Stockholder shall not and shall cause its Representatives not to directly or indirectly engage in any conduct prohibited by Section 7.2(a) of the Merger Agreement (assuming for this purpose that such Stockholder is the “Company”, as such term is defined in the Merger Agreement). Such Stockholder represents and warrants that such Stockholder has had the opportunity to review the terms of Section 7.2 of the Merger Agreement with independent counsel of its own choosing. For clarity, if Stockholder is a venture capital or private equity investor, the term “Representative” (a) shall include any general partner of Stockholder that is still affiliated with Stockholder, but (b) shall exclude (i) any limited partner, (ii) any general partner that is no longer affiliated with Stockholder, and (iii) any employees or other Representatives, in each case of clauses (i) to (iii), who do not have actual knowledge of the Transactions. For clarity, nothing in this Section 4.4 shall prohibit Stockholder or any of its Representatives from participating in any discussions or negotiations with respect to a possible tender and support, voting or similar agreement in connection with an Acquisition Proposal in the event (x) that the Company is permitted to take, and has taken, the actions set forth in Section 7.2(a)(ii) of the Merger Agreement with respect to such Acquisition Proposal and (y) that neither the

Company nor any Stockholder has breached its (or his) obligations under Section 7.2 of the Merger Agreement or Section 4.4 hereof, as applicable with respect to such Acquisition Proposal.
4.5    Adjustments. In the event (a) of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or similar transaction with respect to the capital stock of the Company that affects the Subject Shares or, if applicable, Company Stock Awards or (b) that such Stockholder shall become the record or beneficial owner of any additional shares of Company Common Stock or, if applicable, Company Stock Awards, then the terms of this Agreement, including the calculations and definitions set forth in Section 4.6, shall apply to the shares of Company Common Stock or, if applicable, Company Stock Awards held by such Stockholder immediately following the effectiveness of the events described in clause (a) or such Stockholder becoming the record or beneficial owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder or, if applicable, Company Stock Awards (other than with respect to representations and warranties that speak as of a specified date).
4.6    Alternative Transaction Payment.     In the event the Company terminates the Merger Agreement to enter into a Superior Proposal in circumstances in which the Company Termination Fee is paid or payable and such Superior Proposal is consummated (a “New Transaction”), each Stockholder shall pay to Parent, in accordance with this Section 4.6, the applicable Excess Value (as defined below) at the same time (or immediately thereafter if concurrent payment is not practicable, including due to a consideration valuation dispute under this Section 4.6 (in which case payment will be made immediately following resolution of such dispute)) the consideration pursuant to the New Transaction is received by such Stockholder. For purposes of this Section 4.6, the “Excess Value” payable by any such Stockholder shall equal 40% of the product of (i) the number of such Stockholder’s Subject Shares and (ii) the positive difference, if any, between the price per share paid, directly or indirectly, under (x) the New Transaction and (y) the Merger Agreement, valuing any non-cash consideration at its fair market value on the date of consummation of the New Transaction (including any residual interest in the Company (or its successor) or rollover investment in any parent entity of the Company (or its successor), which shall be valued based on the price per share payable in the New Transaction). For purposes of this Section 4.6, the fair market value of any non-cash consideration consisting of (a) securities listed on a national securities exchange or traded on the Nasdaq Stock Market shall be equal to the volume weighted average price per share of such security as reported on such exchange or Nasdaq Stock Market for the ten (10) consecutive trading days prior to the date of determination; and (b) consideration which is other than cash or securities of the form specified in clause (a) of this Section 4.6 (other than the residual equity or rollover investment described in the preceding sentence, the value of which shall be calculated in accordance thereof) shall be determined by a nationally recognized independent investment banking firm mutually agreed upon by Parent, on the one hand, and the Stockholders, on the other hand, within thirty (30) business days after the consummation of the New Transaction; provided, however, that if the parties are unable to agree within two (2) business days after the consummation of the New Transaction as to the investment banking firm, then Parent, on the one hand, and the Stockholders, on the other hand, shall each select one firm within five (5) business days after the consummation of the New Transaction, and those firms shall select a third investment banking firm, which third firm shall make such determination and, provided, further, that the fees and expenses of such investment banking firm shall be borne equally by Parent, on the one hand, and the Stockholders, on the other hand. The determination of the investment banking firm shall be final and binding upon the parties. Any payment of Excess Value under this Section 4.6 shall be paid by each Stockholder to Parent in the same proportion of cash and non-cash consideration (if any) as the aggregate consideration received by such Stockholder upon consummation of the New Transaction.

ARTICLE V
MISCELLANEOUS
5.1    Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery by hand, by facsimile, by registered or certified mail (postage prepaid, return receipt requested), or by email to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Parent or Purchaser, in accordance with the provisions of the Merger Agreement and (ii) if to a Stockholder, to such Stockholder’s address, facsimile number or e-mail address set forth on its signature page hereto, or to such other address, facsimile number or e-mail address as such party may hereafter specify in writing for the purpose by notice to each other party hereto.
5.2    Termination. This Agreement shall terminate automatically, without any notice or other action by any person, upon the first to occur of (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) the acceptance for payment by Purchaser (or other affiliate of Parent) of the shares of Common Stock validly tendered pursuant to the Offer and not properly withdrawn, (iv) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount or changes the form or, except with respect to extensions of the Offer in accordance with the terms of the Merger Agreement, timing of, the consideration payable to the stockholders of the Company pursuant to the Merger Agreement as in effect on the date hereof, and (v) the mutual written consent of all of the parties hereto. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any “willful and material breach” (as such term is defined in the Merger Agreement) of this Agreement prior to termination hereof and (y) the provisions of Section 4.5, Section 4.6 and this Article V shall survive any termination of this Agreement.
5.3    Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
5.4    Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Offer or the Merger is consummated.

5.5    Binding Effect; Benefit; Assignment. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other parties, except to the extent that such rights, interests or obligations are assigned pursuant to a Transfer expressly permitted under Section 4.2; provided, however, that Parent or Purchaser may assign this Agreement to any of their respective affiliates. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
5.6    Governing Law; Venue; Waiver of Jury Trial.
(a)    This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.
(b)    All Actions arising out of or relating to this Agreement shall be heard and determined in the Delaware Court of Chancery, or if no such state court has proper jurisdiction, then the Federal courts located in the State of Delaware (collectively, the “Delaware Courts”). The parties hereto hereby (i) submit to the exclusive jurisdiction of the Delaware Courts for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby irrevocably consents to service of process in any Action arising out of or relating to this Agreement, on behalf of itself or its property, by U.S. registered mail to such party’s respective address set forth in Section 5.1 (Notices). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.
(c)    EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement, by, among other things, the mutual waivers and certifications in this Section 5.6.
5.7    Counterparts; Delivery by Facsimile or Email. This Agreement may be executed by facsimile and in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement, and any amendments hereto, waivers hereof or consents or notifications hereunder, to the extent signed and delivered by means of a facsimile machine or by email with facsimile or scan attachment, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re-execute original forms thereof and deliver them to all other parties. No party shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or Contract was transmitted or communicated through the use of facsimile machine or by email with facsimile or scan attachment as a defense to the formation of a contract, and each such party forever waives any such defense.
5.8    Entire Agreement. This Agreement (together with the Merger Agreement) constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties and their affiliates, or any of them, with respect to the subject matter of this Agreement.
5.9    Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
5.10    Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof or were otherwise breached, and, accordingly, that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. In any Action for specific performance, the parties will waive the defense of adequacy of a remedy at law, and the parties waive any requirement for the securing or posting of any bond in connection with the remedies referred to in this Section 5.10. The right of specific performance is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement.
5.11    Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
5.12    Mutual Drafting. Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

5.13    Further Assurances. Parent, Purchaser and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.
5.14    Interpretation. Unless the context otherwise requires, as used in this Agreement: (i) “or” is not exclusive; (ii) “including” and its variants mean “including, without limitation” and its variants; (iii) words defined in the singular have the parallel meaning in the plural and vice versa; (iv) words of one gender shall be construed to apply to each gender; and (v) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement.
5.15    Capacity as Stockholder. Notwithstanding anything herein to the contrary, (i) each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of such Stockholder or any affiliate, employee, partner or designee of such Stockholder or any of its affiliates in its capacity, if applicable, as an officer or director of the Company, and (ii) nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.
5.16    No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto, and (ii) this Agreement is executed by all parties hereto.
5.17    No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Purchaser any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares and, if applicable, Company Stock Awards. All rights, ownership and economic benefits of and relating to the Subject Shares and, if applicable, Company Stock Awards shall remain vested in and belong to each applicable Stockholder, and neither Parent nor Purchaser shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Shares, except as otherwise provided herein.
5.18    Stockholder Obligations Several and Not Joint; Independent Nature of Obligations. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder. Each of Parent and Purchaser, on the one hand, and each Stockholder, on the other, shall be entitled to enforce its rights under this Agreement against the other, and it shall not be necessary for any other Stockholder to be joined as an additional party in any Action for such purpose. No Stockholder may enforce this Agreement against any other Stockholder party hereto. A default by any Stockholder of its obligations pursuant to this Agreement shall not relieve any other Stockholder of any of its obligations to Parent and/or Purchaser under this Agreement. Further, Parent and Purchaser agree that each Stockholder will not be liable for claims, losses, damages, liabilities or other obligations resulting from the Company’s breach of the Merger Agreement.
[Signature Page Follows]

The parties are executing this Agreement on the date set forth in the introductory clause.

HARLAND CLARKE HOLDINGS CORP.

By:	/s/ Victor K. Nichols
	Name:	Victor K. Nichols
	Title:	President and Chief Executive Officer

MERCURY MERGER SUB, INC.

By:	/s/ Victor K. Nichols
	Name:	Victor K. Nichols
	Title:	President and Chief Executive Officer

[Signature Page to Tender and Support Agreement]

TRINITY VENTURES X, L.P. TRINITY X SIDE-BY-SIDE FUND, L.P. TRINITY X ENTREPRENEURS’ FUND, L.P. Delaware Limited Partnerships
By:	Trinity TVL X, LLC
a Delaware limited liability company
Their General Partner

By:	/s/ Nina Labatt
	Name:	Nina Labatt
	Title:	Management Member, Trinity TVL XI, LLC its GP
Facsimile:
Address:

Trinity TVL X, LLC
a Delaware limited liability company

By:	/s/ Nina Labatt
	Name:	Nina Labatt
	Title:	Management Member, Trinity TVL XI, LLC its GP
Facsimile:
Address:

TVL MANAGEMENT CORPORATION
a California Corporation

By:	/s/ Nina Labatt
	Name:	Nina Labatt
	Title:	Management Member, Trinity TVL XI, LLC its GP
Facsimile:
Address:

[Signature Page to Tender and Support Agreement]

MADRONA VENTURE FUND IV, LP
By:	Madrona Investment Partners IV, LP
its General Partner
By:	Madrona IV General Partner, LLC
its General Partner

By:	/s/ Len Jordan
	Name:	Len Jordan
	Title:	MD
Facsimile:
Address:

MADRONA VENTURE FUND IV-A, LP
By:	Madrona Investment Partners IV, LP
its General Partner
By:	Madrona IV General Partner, LLC
its General Partner

By:	/s/ Len Jordan
	Name:	Len Jordan
	Title:	MD
Facsimile:
Address:

[Signature Page to Tender and Support Agreement]

MADRONA INVESTMENT PARTNERS IV, LP
By:	Madrona IV General Partner, LLC
its General Partner

By:	/s/ Len Jordan
	Name:	Len Jordan
	Title:	MD
Facsimile:
Address:

MADRONA IV GENERAL PARTNER, LLC

By:	/s/ Len Jordan
	Name:	Len Jordan
	Title:	MD
Facsimile:
Address:

[Signature Page to Tender and Support Agreement]

JOSEPH EPPERSON

By:	/s/ Joseph Epperson
Facsimile:
Address:

[Signature Page to Tender and Support Agreement]

Schedule A

Name of Stockholder	Company Shares	Company Stock Awards
Trinity Ventures X, L.P.	1,513,962	0
Trinity X Side-by-Side Fund, L.P.	8,680	0
Trinity X Entrepreneurs’ Fund, L.P.	14,750	0
Madrona Venture Fund IV, LP	1,234,566	0
Madrona Venture Fund IV-A, LP	31,464	0
Joseph Epperson	537,715	91,250